UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2013 Semiannual Report to Shareholders

DWS Emerging Markets Equity Fund

Contents
4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
36 Information About Your Fund's Expenses
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Account Management Resources
44 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary April 30, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	4.43%	0.62%	-6.24%	12.19%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-1.58%	-5.16%	-7.34%	11.53%
MSCI Emerging Markets Index†	5.29%	3.97%	-0.33%	16.14%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-2.03%	-5.05%	12.94%
Adjusted for the Maximum Sales Charge (max 5.75% load)		-7.66%	-6.17%	12.27%
MSCI Emerging Markets Index†		1.73%	1.04%	17.02%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	4.05%	-0.22%	-7.08%	11.22%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	0.05%	-3.21%	-7.27%	11.22%
MSCI Emerging Markets Index†	5.29%	3.97%	-0.33%	16.14%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-2.87%	-5.90%	11.95%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		-5.77%	-6.09%	11.95%
MSCI Emerging Markets Index†		1.73%	1.04%	17.02%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
Unadjusted for Sales Charge	4.01%	-0.23%	-7.03%	11.27%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.01%	-0.23%	-7.03%	11.27%
MSCI Emerging Markets Index†	5.29%	3.97%	-0.33%	16.14%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		-2.79%	-5.85%	12.01%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		-2.79%	-5.85%	12.01%
MSCI Emerging Markets Index†		1.73%	1.04%	17.02%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/13
No Sales Charges	4.54%	0.78%	-6.00%	12.45%
MSCI Emerging Markets Index†	5.29%	3.97%	-0.33%	16.14%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		-1.78%	-4.80%	13.19%
MSCI Emerging Markets Index†		1.73%	1.04%	17.02%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/13
No Sales Charges	4.38%	0.77%	-5.88%	-4.95%
MSCI Emerging Markets Index†	5.29%	3.97%	-0.33%	0.14%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		-1.79%	-4.68%	-5.32%
MSCI Emerging Markets Index†		1.73%	1.04%	-0.05%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.76%, 2.69%, 2.59%, 1.57% and 1.36% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through April 30, 2013 (through March 31, 2013 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/13	$16.13	$14.53	$14.64	$16.34	$16.33
10/31/12	$15.61	$14.00	$14.11	$15.83	$15.88
Distribution Information as of 4/30/13
Income Dividends, Six Months	$.17	$.04	$.04	$.21	$.25

Portfolio Management Team

Thomas Voecking, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Bank in 1991. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

• Portfolio Manager, Market Research Strategies: Frankfurt.

• MS, University of Muenster.

Anna Wallentin, Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Fund Manager and Business Manager, DWS Investments: Frankfurt.

• Joined Deutsche Asset & Wealth Management in 1995. Prior to her current role, she has served as a Senior Research Analyst in Credit and Market Risk Management and as a Business Analyst in the Business Line Technology Group, OTC Derivatives, based in London and Frankfurt. Joined the Asset Management Retail group in 2002 as a Deputy Head of Risk and Control. In 2006 she became Senior Portfolio Analyst within Equities Fund Management of DWS.

• Master of Mathematics and Physics, Philipps-University, Marburg; Master of Mathematics, Moscow State University.

Juergen Foerster, Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Euro Equity Portfolio Manager in the team "Insurance Solutions": Frankfurt.

• Joined Deutsche Asset & Wealth Management in 2005 with 20 years of prior industry experience. Prior to joining, he was responsible for equity investments at Zürich Versicherung Deutschland for 15 years and at CommerzInvest for three years.

• Graduated from banking academy; Completed bank training program at Commerzbank, Mannheim.

Johannes Prix, PhD, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Portfolio Manager, Market Research Strategies: Frankfurt.

• Joined Deutsche Asset & Wealth Management in 2008. Prior to joining, he was an Assistant Professor at Vienna University of Economics.

• MSc in Mathematics from University of Graz; PhD in Finance from Vienna University of Economics.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at April 30, 2013 (38.2% of Net Assets)	Country	Percent
1. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	7.1%
2. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	4.9%
3. Banco Bradesco SA Provides commercial banking services	Brazil	4.3%
4. Hyundai Mobis Manufactures and markets automotive parts and equipment	Korea	4.0%
5. Aspen Pharmacare Holdings Ltd. Supplier of branded and generic pharmaceuticals and nutritional products	South Africa	3.6%
6. China Merchants Holdings International Co., Ltd. Operates container and cargo terminals, port transportation, and airport cargo handling	Hong Kong	3.2%
7. Sime Darby Bhd. Investment holding company	Malaysia	3.2%
8. LG Innotek Co., Ltd. Develops and produces cellular phone parts	Korea	3.0%
9. Magnit OJSC Operates a chain of discount supremarkets	Russia	2.5%
10. BOC Hong Kong (Holdings) Ltd. Provider of financial products and services to retail corporate customers	Hong Kong	2.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 42 for contact information.

Investment Portfolio as of April 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 87.2%
Brazil 2.4%
Cosan SA Industria e Comercio	45,000	1,068,350
Cyrela Brazil Realty SA Empreendimentos e Participacoes*	36,000	327,117
Duratex SA	44,000	332,735
Lojas Renner SA	25,700	979,445
(Cost $2,689,250)		2,707,647
China 7.5%
China Construction Bank Corp. "H"	2,340,000	1,962,916
China Life Insurance Co., Ltd. "H"	400,000	1,094,547
China National Building Material Co., Ltd. "H"	311,000	369,783
China Shenhua Energy Co., Ltd. "H"	140,800	499,021
China Telecom Corp., Ltd. "H"	1,408,000	719,424
Dongfeng Motor Group Co., Ltd. "H"	250,000	374,687
Huaneng Power International, Inc. "H"	291,000	336,771
Industrial & Commercial Bank of China Ltd. "H"	1,080,000	761,132
PetroChina Co., Ltd. "H"	1,800,000	2,295,945
(Cost $8,817,452)		8,414,226
Czech Republic 0.7%
Komercni Banka AS (Cost $804,044)	4,000	765,935
Hong Kong 10.6%
BOC Hong Kong (Holdings) Ltd.	790,000	2,728,736
China Merchants Holdings International Co., Ltd.	1,113,000	3,535,698
China Mobile Ltd.	188,000	2,061,421
China Overseas Land & Investment Ltd.	106,000	327,846
China Resources Land Ltd.	108,000	330,365
China Resources Power Holdings Co., Ltd.	102,000	337,615
CNOOC Ltd.	865,000	1,612,558
Huabao International Holdings Ltd.	1,830,000	840,419
(Cost $11,531,885)		11,774,658
India 6.8%
Axis Bank Ltd.	31,400	869,446
Cairn India Ltd.	388,000	2,249,334
Coal India Ltd.	235,386	1,399,896
Dr. Reddy's Laboratories Ltd.	16,000	602,698
HDFC Bank Ltd.	35,000	443,497
Hero Motocorp Ltd.	16,000	487,982
Hindalco Industries Ltd.	338,654	610,748
Jindal Steel & Power Ltd.	44,300	250,906
Satyam Computer Services Ltd.*	348,000	719,532
(Cost $8,736,573)		7,634,039
Indonesia 2.1%
PT Bank Central Asia Tbk	240,000	265,679
PT Indofood Sukses Makmur Tbk	1,735,000	1,312,506
PT Telekomunikasi Indonesia Tbk	661,000	796,310
(Cost $1,867,635)		2,374,495
Korea 16.5%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	19,100	459,441
Hankook Tire Co., Ltd.	18,340	797,797
Hankook Tire Worldwide Co., Ltd.	90,773	1,649,647
Hyundai Engineering & Construction Co., Ltd.	12,000	631,081
Hyundai Mobis	19,560	4,442,321
LG Chem Ltd.	5,980	1,413,174
LG Innotek Co., Ltd.*	41,280	3,338,924
Samsung Electronics Co., Ltd.	3,930	5,430,069
Samsung Fire & Marine Insurance Co., Ltd.	1,130	232,568
(Cost $16,466,908)		18,395,022
Malaysia 3.7%
Malayan Banking Bhd.	80,000	253,083
Sime Darby Bhd.	1,139,000	3,534,692
Tenaga Nasional Bhd.	122,000	314,870
(Cost $4,000,819)		4,102,645
Mexico 3.0%
Alfa SAB "A"	330,000	766,140
America Movil SAB de CV "L"	1,072,000	1,148,606
Cemex SAB de CV (Units)	10,760	12,140
Industrias Penoles SAB de CV	9,400	394,780
Kimberly-Clark de Mexico SAB de CV "A"	180,000	630,325
Wal-Mart de Mexico SAB de CV "V"	120,000	380,686
(Cost $3,437,176)		3,332,677
Philippines 1.1%
Ayala Corp.	60,000	936,304
SM Prime Holdings, Inc.	560,000	272,511
(Cost $1,067,247)		1,208,815
Poland 0.5%
KGHM Polska Miedz SA (Cost $509,545)	11,400	535,589
Russia 3.9%
Magnit OJSC (GDR) REG S*	55,000	2,805,000
Rostelecom	112,000	421,103
TMK OAO (GDR) REG S	91,000	1,150,240
(Cost $3,433,021)		4,376,343
South Africa 8.8%
African Rainbow Minerals Ltd.	53,200	1,050,427
Aspen Pharmacare Holdings Ltd.*	183,000	3,974,419
Sasol Ltd.	55,900	2,421,700
The Foschini Group Ltd.	110,000	1,410,140
Woolworths Holdings Ltd.	116,000	904,593
(Cost $8,877,974)		9,761,279
Taiwan 11.9%
Asia Cement Corp.	723,010	921,098
China Airlines Ltd.*	2,955,000	1,127,403
Chinatrust Financial Holding Co., Ltd.	2,551,876	1,549,018
Chungwha Telecom Co., Ltd.	276,000	878,169
MediaTek, Inc.	64,600	788,687
Taiwan Semiconductor Manufacturing Co., Ltd.	2,150,000	7,988,208
(Cost $10,967,174)		13,252,583
Thailand 1.2%
CP All PCL	350,000	524,702
PTT Exploration & Production PCL	43,000	225,622
PTT Global Chemical PCL	128,000	318,365
PTT PCL	29,000	321,124
(Cost $1,438,563)		1,389,813
Turkey 3.6%
Akbank TAS	140,000	737,649
Eregli Demir ve Celik Fabrikalari TAS	622,977	714,275
Turkiye Halk Bankasi AS	105,000	1,148,404
Turkiye Is Bankasi "C"	169,000	654,379
Yapi ve Kredi Bankasi AS	252,000	784,314
(Cost $3,967,418)		4,039,021
United Kingdom 0.5%
Old Mutual PLC (Cost $451,853)	166,000	528,894
United States 2.4%
SEI Investments Co. (Cost $1,958,100)	92,000	2,636,720
Total Common Stocks (Cost $91,022,637)		97,230,401

Preferred Stocks 9.8%
Brazil
Banco Bradesco SA	292,200	4,804,888
Companhia de Bebidas das Americas	43,400	1,796,087
Companhia Energetica de Minas Gerais	128,275	1,640,664
Itau Unibanco Holding SA	84,000	1,412,350
Usinas Siderurgicas de Minas Gerais SA "A"*	257,000	1,266,535
Total Preferred Stocks (Cost $11,738,405)		10,920,524

Cash Equivalents 0.6%
Central Cash Management Fund, 0.10% (a) (Cost $661,882)	661,882	661,882

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $103,422,924)†	97.6	108,812,807
Other Assets and Liabilities, Net	2.4	2,684,982
Net Assets	100.0	111,497,789

* Non-income producing security.

† The cost for federal income tax purposes was $103,582,244. At April 30, 2013, net unrealized appreciation for all securities based on tax cost was $5,230,563. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,169,959 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,939,396.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At April 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Hang Seng Index	HKD	5/30/2013	25	3,641,038	45,389

Currency Abbreviation
HKD Hong Kong Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks
Brazil	$13,628,171	$—	$—	$13,628,171
China	—	8,414,226	—	8,414,226
Czech Republic	—	765,935	—	765,935
Hong Kong	—	11,774,658	—	11,774,658
India	—	7,634,039	—	7,634,039
Indonesia	—	2,374,495	—	2,374,495
Korea	—	18,395,022	—	18,395,022
Malaysia	—	4,102,645	—	4,102,645
Mexico	3,332,677	—	—	3,332,677
Philippines	—	1,208,815	—	1,208,815
Poland	—	535,589	—	535,589
Russia	3,955,240	421,103	—	4,376,343
South Africa	—	9,761,279	—	9,761,279
Taiwan	—	13,252,583	—	13,252,583
Thailand	—	1,389,813	—	1,389,813
Turkey	—	4,039,021	—	4,039,021
United Kingdom	—	528,894	—	528,894
United States	2,636,720	—	—	2,636,720
Short-Term Investments	661,882	—	—	661,882
Derivatives (b) Futures	45,389	—	—	45,389
Total	$24,260,079	$84,598,117	$—	$108,858,196

There have been no transfers between fair value measurement levels during the period ended April 30, 2013.

(b) Derivatives include unrealized appreciation on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2013 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $102,761,042)	$108,150,925
Investment in Central Cash Management Fund (cost $661,882)	661,882
Total investments in securities, at value (cost $103,422,924)	108,812,807
Foreign currency, at value (cost $1,603,309)	1,610,496
Deposits with broker for futures contracts	261,739
Receivable for investments sold	683,216
Receivable for Fund shares sold	2,254
Dividends receivable	245,235
Interest receivable	127
Receivable for variation margin on futures contracts	23,837
Foreign taxes recoverable	58,987
Due from Advisor	16,938
Other assets	53,849
Total assets	111,769,485
Liabilities
Payable for Fund shares redeemed	25,798
Accrued management fee	91,652
Accrued Directors' fees	2,013
Other accrued expenses and payables	152,233
Total liabilities	271,696
Net assets, at value	$111,497,789
Net Assets Consist of
Distributions in excess of net investment income	(268,342)
Net unrealized appreciation (depreciation) on: Investments	5,389,883
Futures	45,389
Foreign currency	7,854
Accumulated net realized gain (loss)	(57,216,883)
Paid-in capital	163,539,888
Net assets, at value	$111,497,789

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($16,464,437 ÷ 1,020,870 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$16.13
Maximum offering price per share (100 ÷ 94.25 of $16.13)	$17.11
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($469,500 ÷ 32,309 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$14.53
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,016,035 ÷ 274,235 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$14.64
Class S Net Asset Value, offering and redemption price(a) per share ($76,928,245 ÷ 4,706,760 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$16.34
Institutional Class Net Asset Value, offering and redemption price(a) per share ($13,619,572 ÷ 833,859 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$16.33

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $104,607)	$1,137,431
Interest	2,193
Income distributions — Central Cash Management Fund	808
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,364
Total income	1,156,796
Expenses: Management fee	619,199
Administration fee	61,005
Services to shareholders	122,122
Distribution and service fees	43,416
Custodian fee	105,772
Professional fees	48,049
Reports to shareholders	22,853
Registration fees	13,531
Directors' fees and expenses	3,754
Other	32,634
Total expenses before expense reductions	1,072,335
Expense reductions	(73,423)
Total expenses after expense reductions	998,912
Net investment income (loss)	157,884
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $42)	(6,596,056)
Futures	403,753
Foreign currency	26,715
(6,165,588)
Change in net unrealized appreciation (depreciation) on: Investments	11,841,070
Futures	17,144
Foreign currency	19,494
11,877,708
Net gain (loss)	5,712,120
Net increase (decrease) in net assets resulting from operations	$5,870,004

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations: Net investment income (loss)	$157,884	$1,329,147
Net realized gain (loss)	(6,165,588)	(24,677,148)
Change in net unrealized appreciation (depreciation)	11,877,708	23,941,650
Net increase (decrease) in net assets resulting from operations	5,870,004	593,649
Distributions to shareholders from: Net investment income: Class A	(190,248)	—
Class B	(1,656)	—
Class C	(10,129)	—
Class S	(1,011,054)	(86,445)
Institutional Class	(354,024)	(213,498)
Total distributions	(1,567,111)	(299,943)
Fund share transactions: Proceeds from shares sold	7,813,188	25,729,200
Reinvestment of distributions	1,456,376	291,972
Payments for shares redeemed	(47,056,990)	(81,823,992)
Redemption fees	200	2,098
Net increase (decrease) in net assets from Fund share transactions	(37,787,226)	(55,800,722)
Increase (decrease) in net assets	(33,484,333)	(55,507,016)
Net assets at beginning of period	144,982,122	200,489,138
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $268,342 and $1,140,885, respectively)	$111,497,789	$144,982,122

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$15.61		$15.57		$18.47	$15.34	$10.75	$31.64
Income (loss) from investment operations: Net investment income (loss)a	.01		.08		.06	.02	.06	.13
Net realized and unrealized gain (loss)	.68		(.04)		(2.85)	3.19	4.55	(15.13)
Total from investment operations	.69		.04		(2.79)	3.21	4.61	(15.00)
Less distributions from: Net investment income	(.17)		—		(.11)	(.08)	(.02)	(.05)
Net realized gains	—		—		—	—	—	(5.84)
Total distributions	(.17)		—		(.11)	(.08)	(.02)	(5.89)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$16.13		$15.61		$15.57	$18.47	$15.34	$10.75
Total Return (%)b	4.43	c**	.26		(15.20)	21.01	42.95	(57.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		17		27	41	45	41
Ratio of expenses (%)	1.97	*	1.76		1.78	1.75	1.83	1.70
Ratio of expenses after expense reductions (%)	1.82	*	1.76		1.78	1.75	1.83	1.70
Ratio of net investment income (loss) (%)	.07	*	.53		.32	.13	.48	.59
Portfolio turnover rate (%)	29	**	82		179	77	138	81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.00		$14.09		$16.75	$13.98	$9.88	$29.76
Income (loss) from investment operations: Net investment income (loss)a	(.05)		(.06)		(.10)	(.13)	(.08)	(.03)
Net realized and unrealized gain (loss)	.62		(.03)		(2.56)	2.90	4.18	(14.01)
Total from investment operations	.57		(.09)		(2.66)	2.77	4.10	(14.04)
Less distributions from: Net investment income	(.04)		—		—	—	—	—
Net realized gains	—		—		—	—	—	(5.84)
Total distributions	(.04)		—		—	—	—	(5.84)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$14.53		$14.00		$14.09	$16.75	$13.98	$9.88
Total Return (%)b	4.05	c**	(.64	)c	(15.88)	19.81	41.50	(57.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5		1		1	3	3	2
Ratio of expenses before expense reductions (%)	2.90	*	2.69		2.64	2.69	2.86	2.62
Ratio of expenses after expense reductions (%)	2.57	*	2.59		2.64	2.69	2.86	2.62
Ratio of net investment income (loss) (%)	(.68	)*	(.41)		(.60)	(.81)	(.72)	(.34)
Portfolio turnover rate (%)	29	**	82		179	77	138	81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class C	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.11		$14.20	$16.87	$14.06	$9.93	$29.86
Income (loss) from investment operations: Net investment income (loss)a	(.05)		(.04)	(.08)	(.11)	(.07)	(.02)
Net realized and unrealized gain (loss)	.62		(.05)	(2.59)	2.92	4.20	(14.07)
Total from investment operations	.57		(.09)	(2.67)	2.81	4.13	(14.09)
Less distributions from: Net investment income	(.04)		—	—	—	—	—
Net realized gains	—		—	—	—	—	(5.84)
Total distributions	(.04)		—	—	—	—	(5.84)
Redemption fees	.00	***	.00 ***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$14.64		$14.11	$14.20	$16.87	$14.06	$9.93
Total Return (%)b	4.01	c**	(.63)	(15.83)	19.99	41.59	(57.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4	5	8	7	6
Ratio of expenses (%)	2.75	*	2.59	2.59	2.58	2.73	2.57
Ratio of expenses after expense reductions (%)	2.57	*	2.59	2.59	2.58	2.73	2.57
Ratio of net investment income (loss) (%)	(.69	)*	(.26)	(.50)	(.70)	(.64)	(.29)
Portfolio turnover rate (%)	29	**	82	179	77	138	81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$15.83		$15.78	$18.72	$15.59	$10.90		$31.96
Income (loss) from investment operations: Net investment income (loss)a	.03		.12	.10	.06	.09		.16
Net realized and unrealized gain (loss)	.69		(.05)	(2.88)	3.23	4.63		(15.30)
Total from investment operations	.72		.07	(2.78)	3.29	4.72		(15.14)
Less distributions from: Net investment income	(.21)		(.02)	(.16)	(.16)	(.03)		(.08)
Net realized gains	—		—	—	—	—		(5.84)
Total distributions	(.21)		(.02)	(.16)	(.16)	(.03)		(5.92)
Redemption fees	.00	***	.00 ***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$16.34		$15.83	$15.78	$18.72	$15.59		$10.90
Total Return (%)	4.54	b**	.42	(15.00)	21.21	43.53	b	(57.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77		79	94	130	120		97
Ratio of expenses before expense reductions (%)	1.72	*	1.57	1.55	1.55	1.62		1.53
Ratio of expenses after expense reductions (%)	1.57	*	1.57	1.55	1.55	1.43		1.53
Ratio of net investment income (loss) (%)	.31	*	.75	.58	.33	.71		.76
Portfolio turnover rate (%)	29	**	82	179	77	138		81
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/13 (Unaudited)		2012	2011	2010		2009		Period Ended 10/31/08a
Selected Per Share Data
Net asset value, beginning of period	$15.88		$15.82	$18.77	$15.60		$10.91		$22.13
Income (loss) from investment operations: Net investment income (loss)b	.03		.15	.19	.10		.09		.20
Net realized and unrealized gain (loss)	.67		(.05)	(2.94)	3.23		4.64		(11.42)
Total from investment operations	.70		.10	(2.75)	3.33		4.73		(11.22)
Less distributions from: Net investment income	(.25)		(.04)	(.20)	(.16)		(.04)		—
Redemption fees	.00	***	.00 ***	.00 ***	.00	***	.00	***	.00	***
Net asset value, end of period	$16.33		$15.88	$15.82	$18.77		$15.60		$10.91
Total Return (%)	4.38	**	.67	(14.83)	21.54		43.53		(50.70	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	*	44	73	76		52		41
Ratio of expenses (%)	1.52	*	1.36	1.37	1.32		1.38		1.38	*
Ratio of net investment income (loss) (%)	.43	*	.93	1.04	.56		.78		1.64	*
Portfolio turnover rate (%)	29	**	82	179	77		138		81
a For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of April 30, 2013.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $50,892,000, including $25,844,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, whichever occurs first; and approximately $25,048,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($16,583,000) and long-term losses ($8,465,000)

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, investments in futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2013, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2013 is included in a table following the Fund's Investment Portfolio. For the period ended April 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $3,641,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$45,389

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$403,753

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$17,144

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended April 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $34,862,654 and $78,604,394, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the six months ended April 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 1.015% of the Fund's average daily net assets.

For the period from November 1, 2012 through January 31, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.82%
Class B	2.57%
Class C	2.57%
Class S	1.57%
Institutional Class	1.57%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2013, the Administration Fee was $61,005, of which $9,030 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2013
Class A	$13,595	$12,928	$—
Class B	878	878	—
Class C	2,601	2,601	—
Class S	57,105	56,020	—
Institutional Class	705	—	518
	$74,884	$72,427	$518

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2013
Class B	$2,193	$300
Class C	15,263	2,424
	$17,456	$2,724

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2013	Annualized Effective Rate
Class A	$20,320	$—	$8,802	.24%
Class B	686	72	235	.21%
Class C	4,954	924	931	.20%
	$25,960	$996	$9,968

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2013, aggregated $1,147.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2013, the CDSC for Class B and C shares aggregated $439 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2013, DIDI received $14,569 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,688, of which $4,739 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor (0.00% net effective rate for the period ending April 30, 2013), the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 11, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 11, 2012 through April 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $852.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	81,818	$1,327,608	292,733	$4,469,341
Class B	117	1,825	527	6,861
Class C	42,054	619,927	73,508	1,053,390
Class S	297,712	4,924,920	328,435	5,210,768
Institutional Class	58,387	938,908	969,482	14,988,840
		$7,813,188		$25,729,200
Shares issued to shareholders in reinvestment of distributions
Class A	10,657	$172,422	—	$—
Class B	100	1,473	—	—
Class C	631	9,362	—	—
Class S	56,261	921,251	5,357	78,850
Institutional Class	21,494	351,868	14,468	213,122
		$1,456,376		$291,972
Shares redeemed
Class A	(186,927)	$(3,010,130)	(922,042)	$(14,173,421)
Class B	(14,112)	(205,071)	(49,108)	(691,167)
Class C	(65,128)	(943,486)	(135,098)	(1,897,082)
Class S	(647,684)	(10,527,716)	(1,289,915)	(20,123,213)
Institutional Class	(1,990,405)	(32,370,587)	(2,848,571)	(44,939,109)
		$(47,056,990)		$(81,823,992)
Redemption fees		$200		$2,098
Net increase (decrease)
Class A	(94,452)	$(1,510,100)	(629,309)	$(9,703,675)
Class B	(13,895)	(201,773)	(48,581)	(684,306)
Class C	(22,443)	(313,997)	(61,590)	(842,565)
Class S	(293,711)	(4,681,545)	(956,123)	(14,833,241)
Institutional Class	(1,910,524)	(31,079,811)	(1,864,621)	(29,736,935)
		$(37,787,226)		$(55,800,722)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2012 to April 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,044.30	$1,040.50	$1,040.10	$1,045.40	$1,043.80
Expenses Paid per $1,000*	$9.23	$13.00	$13.00	$7.96	$7.70
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/13	$1,015.77	$1,012.05	$1,012.05	$1,017.01	$1,017.26
Expenses Paid per $1,000*	$9.10	$12.82	$12.82	$7.85	$7.60

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.82%	2.57%	2.57%	1.57%	1.52%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502	23337R 619
Fund Number	479	679	779	2079	1479

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DEMEF-3
(R-027567-2 6/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 26, 2013